UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 3, 2005


                              THE MACERICH COMPANY
             (Exact name of registrant as specified in its charter)


       MARYLAND                1-12504               95-4448705
     ------------           --------------         --------------
    (State or other        (Commission File        (IRS Employer
    jurisdiction of            Number)          Identification No.)
    incorporation)


                        401 Wilshire Boulevard, Suite 700
                         Santa Monica, California 90401
          (Address of principal executive offices, including zip code)


                                 (310) 394-6000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement

           On February 3, 2005, the Board of Directors of The Macerich Company (the "Company") approved amendments to The Macerich Company Executive Officer Salary Deferral Plan (the "Plan"). The amendments became effective as of December 15, 2004.

           The Plan originally became effective on October 1, 1994 and provided certain executive officers of the Company with the opportunity to make annual irrevocable elections to defer a portion of their annual base salary under the Plan. The Plan was subsequently amended as of October 1, 2002 to suspend all future base salary deferrals under the Plan. Except as provided below, participant accounts are not credited with interest or earnings. Each participant will be eligible to receive a distribution of the amounts credited to his accounts in a cash lump sum payment on the earlier to occur of (1) the date irrevocably elected by the participant prior to his initial participation in the Plan or (2) the participant's death.

           The amendments to the Plan provide that, as of December 15, 2004, the amounts credited to the deferral account and company matching account of the Company's Vice Chairman (the "Participant") will be credited with income, gains and losses based upon the performance of investment funds selected by the Participant from a list of funds designated by the Company. In addition, in order to make the Plan provisions applicable to the Participant comply with new
Section 409A of the Internal Revenue Code ("Section 409A") regarding the timing of the payment of deferred compensation, the amendments to the Plan also provide that if the Plan is terminated either in full or with respect to the Participant, then the amounts credited to the Participant's accounts will be distributed to the Participant on his scheduled distribution date rather than at the time of termination of the Plan.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE MACERICH COMPANY


Date:  February 8, 2005        By:  RICHARD A. BAYER

                               /s/ RICHARD A. BAYER
                               ----------------------------------------
                               Executive Vice President, General
                               Counsel and Secretary




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